SUBJECT TO REVISION
COMPUTATIONAL MATERIALS

PRELIMINARY TERM SHEET

February [ ], 2004

[$877,500,000] (+/- 10%)

(Approximate)

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE2

CLASSES A1, A2, A2A, A3, M1, M2, M3, M4, M5 & M6

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE2

Issuer

ASSET BACKED SECURITIES CORPORATION

Depositor

DLJ MORTGAGE CAPITAL, INC.

Seller

Originator

HomEq Servicing Corporation

Servicer

**Subject to Revision**

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Disclaimer

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm’s length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so.  Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates.  The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change.  The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized.  This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate.  Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

Structure Summary

Asset Backed Securities Corp Home Equity Loan Trust 2004-HE2

Offered Certificates**

Class	Approx. Principal ($)	Tranche Type	Expected Ratings S/F/M(1)	Expected WAL (YRS)(2)	Expected First Principal Pay	Expected Last Principal Pay(2)
A1 (3)	284,400,000	Senior / FLT	AAA/AAA/Aaa	2.64	5/2004	12/2011
A2 (3)	237,700,000	Senior / FLT	AAA/AAA/Aaa	2.64	5/2004	12/2011
A2A (3)	26,400,000	Senior / FLT	AAA/AAA/Aaa	2.64	5/2004	12/2011
A3 (3)	176,000,000	Senior / FLT	AAA/AAA/Aaa	2.58	5/2004	12/2011
M1 (3)	56,250,000	Mezzanine / FLT	AA/AA/Aa2	5.22	8/2007	12/2011
M2 (3)	47,250,000	Mezzanine / FLT	A/A/A2	5.18	6/2007	12/2011
M3 (3)	13,500,000	Mezzanine / FLT	A-/A-/A3	5.16	6/2007	12/2011
M4 (3)	13,500,000	Mezzanine / FLT	BBB+/BBB+/Baa1	5.16	5/2007	12/2011
M5 (3)	11,250,000	Mezzanine / FLT	BBB/BBB/Baa2	5.15	5/2007	12/2011
M6 (3)	11,250,000	Mezzanine / FLT	BBB-/BBB-/Baa3	5.15	5/2007	12/2011
Total	877,500,000

(1)

Standard & Poor’s, Fitch and Moody’s.

(2)

To 10% optional clean-up call at the Pricing Speed.

(3)

The margin on the Class A1, Class A2, Class A2A and Class A3 Certificates will double, the margin on the Class M1, Class M2, Class M3, Class M4 Certificates, will increase 1.5x, the margin on the Class M5 Certificates will increase by 1.00% and the margin on the Class M6 Certificates will remain unchanged after the first Distribution Date on which the optional clean-up call is exercisable.

Summary of Terms

Cut-off Date:	April 1, 2004
Expected Pricing:	On or about February [ ], 2004
Mortgage Originator:	New Century Mortgage Corporation
Seller:	DLJ Mortgage Capital, Inc.
Expected Settlement:	April 7, 2004 (the “Closing Date")
Servicer:	HomEq Servicing Corp. (Wachovia)
Trustee:	Well Fargo Bank Minnesota, N.A.
Lead Underwriter:	Credit Suisse First Boston LLC
Co-Managers:	TBD
Record Date:

With respect to any Distribution Date, for the Class A1, Class A2, Class A2A, Class A3, Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Certificates, will be the business day immediately preceding the Distribution Date.

Distribution Date:	The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day) commencing on May 25, 2004.
Interest Accrual:

Interest on the Class A1, Class A2, Class A2A, Class A3, Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Certificates will accrue for the period beginning on the prior Distribution Date and ending the day preceding the current Distribution Date; or in the case of the first accrual period from the Closing Date to the day preceding the first Distribution Date.  Interest will be paid on the basis of the actual number of days during the accrual period, with a 360-day year.

Interest on the Class B-IO Certificates will accrue for the period beginning on the prior Distribution Date and ending the day preceding the current Distribution Date; or in the case of the first accrual period from the Closing Date to the day preceding the first Distribution Date.  Interest will be paid on the basis of a 30-day month with a 360-day year.

ERISA:	All of the Offered Certificates are expected to be ERISA eligible. Other classes may not be ERISA eligible.
SMMEA:	No Class of the Offered Certificates are expected to be SMMEA eligible.
Tax Status:	Multiple REMICs for federal income tax purposes.
Servicing Fee:	The servicing fee of 0.50% per annum will be paid before current interest on all Certificates.
Trustee Fee:	The trustee fee is expected to be zero. All compensation to the Trustee will be on interest earned on amounts in the distribution account prior to any Distribution Date.
Optional Redemption:	The Servicer has the right to exercise the 10% optional clean-up call with respect to the mortgage loans serviced by it.
Certificate Rating:

[It is a condition to the issuance of the Class A1, the Class A2, the Class A2A and the Class A3 Certificates that they receive ratings of “AAA” from Standard & Poor’s (“S&P”), “AAA” from Fitch Ratings (“Fitch”) and “Aaa” from Moody’s Investors Service (“Moody’s”), that the Class M1 Certificates receive a rating of “AA” from S&P, “AA” from Fitch and “Aa2” from Moody's, that the Class M2 Certificates receive a rating of “A” from S&P, “A” from Fitch and “A2” from Moody's, that the Class M3 Certificates receive a rating of “A-” from S&P, “A-” from Fitch and “A3” from Moody's, that the Class M4 Certificates receive a rating of “BBB+” from S&P, “BBB+” from Fitch and “Baa1” from Moody's, that the Class M5 Certificates receive a rating of “BBB” from S&P, “BBB” from Fitch and “Baa2” from Moody's, and that the Class M6 Certificates receive a rating of "BBB-" from S&P, "BBB-" from Fitch and "Baa3" from Moody's. ]

Registration:	The Offered Certificates will be available through DTC and Euroclear.
P&I Advances:

Unless the Servicer determines that any proposed advance is not recoverable from future payments or collections on the related mortgage loan, the Servicer will be required to advance scheduled payments of principal and interest on such mortgage loan if such scheduled payment is not received.

Compliance:

It is expected that no mortgage loan will be subject to the Home Ownership Equity Protection Act (Section 32 Loans) or will be in violation of any comparable state law.   It is expected that all mortgage loans will have been originated in accordance with applicable state law, and will not be considered “High Cost”, as defined in the applicable predatory and abusive lending laws.  CSFB conducts a sample review during due diligence to ensure adherence to these guidelines and the Originator will make representation and warranties to the Trust.

Pricing Speed:	Fixed Rate: 115% PPC: (100% PPC: 4% - 20% CPR over 12 months, remaining at 20% CPR thereafter.) ARM: 26% CPR
Certificates:

Group I Certificates:

Class A1 Certificates

Group II Certificates:

Class A2 and Class A2A Certificates

Group III Certificates:

Class A3 Certificates

Class A Certificates:

Class A1, Class A2, Class A2A and Class A3

Class M Certificates:

Class M1, Class M2, Class M3, Class M4, Class M5 and

Class M6 Certificates.

Interest Distributions:

Interest collections (net of the Servicing Fee and Cap Fee ) will generally be allocated in the following priority:

1.

Pari-Passu to the Class A1, Class A2, Class A2A and Class A3 Certificates current interest plus unpaid interest shortfalls, if any.

2.

To the Class M1 Certificates current interest.

3.

To the Class M2 Certificates current interest.

4.

To the Class M3 Certificates current interest.

5.

To the Class M4 Certificates current interest.

6.

To the Class M5 Certificates current interest.

7.

Pari-Passu to the Class M6 Certificates current interest and the unrated Class B-IO Certificates current interest.

Principal Distributions:

Collections of principal before the Stepdown Date, or if a Trigger Event exists, will be allocated in the following priority:

1.

Pay the Class A Certificates to zero.  The Class A1 Certificates will be paid the Class A1 Percentage, the Class A2 Certificates and Class A2A Certificates will be paid to the Class A2 Percentage, pro rata, and the Class A3 Certificates will be paid the Class A3 Percentage of the total principal remittance amount until all such class principal balances have been reduced to zero.

2.

Pay the principal remittance amount to the Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Certificates sequentially to zero.

Collections of principal on and after the Stepdown Date, and if a Trigger Event does not exist, will be allocated in the following priority:

1.

Pay the Class A Certificates to their target enhancement level.  The Class A1 Certificates will be paid the Class A1 Percentage, the Class A2 Certificates and Class A2A Certificates will be paid to the Class A2 Percentage, pro rata and the Class A3 Certificates will be paid the Class A3 Percentage of the Class A Principal Distribution Amount until such class principal balances have been reduced to zero.

2.

Pay the Class M1 Certificates to their targeted enhancement level.

3.

Pay the Class M2 Certificates to their targeted enhancement level.

4.

Pay the Class M3 Certificates to their targeted enhancement level.

5.

Pay the Class M4 Certificates to their targeted enhancement level.

6.

Pay the Class M5 Certificates to their targeted enhancement level.

7.

Pay the Class M6 Certificates to their targeted enhancement level.

Class A1 Percentage:	The principal remittance amount for the Group 1 Collateral divided by the principal remittance amount for the total collateral.
Class A2 Percentage:	The principal remittance amount for the Group 2 Collateral divided by the principal remittance amount for the total collateral.
Class A3 Percentage:	The principal remittance amount for the Group 3 Collateral divided by the principal remittance amount for the total collateral.
Overcollateralization Provisions:

Except with respect to the first Distribution Date, any Net Monthly Excess Cashflow will be paid as follows:

1.

To the Certificates in an amount equal to the principal portion of any realized losses on the mortgage loans.

2.

To the Certificates to build the Overcollateralization Amount to the target level.

3.

Unpaid Interest Shortfalls and Unpaid Realized Losses, in that order, first to the Class M1 Certificates, then to the Class M2 Certificates, then to the Class M3 Certificates, then to the Class M4 Certificates, then to the Class M5 Certificates, and then Unpaid Interest Shortfalls Pari-Passu to the Class M6 Certificates and the Class B-IO Certificates followed by Unpaid Realized Losses to the Class M6 Certificates.

4.

Reimbursement for prepayment interest shortfalls, first concurrently to the Class A1, Class A2, Class A2A, and Class A3 Certificates, then to the Class M1 Certificates, then to the Class M2 Certificates, then to the Class M3 Certificates, then to the Class M4 Certificates, then to the Class M5 Certificates, and then Pari-Passu to the Class M6 Certificates and the Class B-IO Certificates.

5.

Carry Forward Amount first concurrently to the Class A1, Class A2, Class A2A and Class A3 Certificates, and then sequentially to the Class M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class M4 Certificates, Class M5 Certificates and the Class M6 Certificates, subject to weighted average pass through rates on the Certificates.

Available Funds Cap:

The Certificates will generally be subject to an Available Funds Cap equal to the WAC LESS the sum of (expressed as a percentage of the outstanding collateral balance):

a)

with respect to the Offered Certificates and the Class B-IO Certificates, the applicable portion of the Servicing and Cap Fee;

b)

with respect to the Offered Certificates for the first Distribution Date only, the product of (i) the Class B-IO Coupon and (ii) the lesser of (x) the Class B-IO Notional Balance and (y) the aggregate outstanding principal balance of the mortgage loans.

Available Funds Cap Carry Forward:

If interest collections on a Distribution Date are insufficient to make required interest payments to the Certificates due to the Available Funds Cap, amounts unpaid to the Certificates will be carried forward to the next Distribution Date (the “Carry Forward Amount”).  Carry Forward Amounts at the next Distribution Date will include interest on the Carry Forward Amount, calculated at the applicable Certificate Rate.

Overcollateralization:

Overcollateralization will be fully-funded at [2.50%] of the aggregate original principal balance of the mortgage loans, stepping down on the Stepdown Date, provided a Trigger Event is not in effect, to [5.00%] of the aggregate outstanding principal balance of the mortgage loans, subject to the Overcollateralization Floor.  If a Trigger Event is in effect, the Overcollateralization Target Amount will equal the Target Amount for the immediately preceding period.

Overcollateralization Floor: 0.50% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date.

Stepdown Date:

The earlier of (i) the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero, and (ii) the later to occur of (x) the Distribution Date in May 2007 and (y) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to [39.00%].

Credit Enhancement:
Coupon Step-Ups:

On the Distribution Date after the earliest date on which the optional clean up call can be exercised, the margin on the Class A1, Class A2, Class A2A and Class A3 Certificates will double, the margin on the Class M1, Class M2, Class M3 and Class M4 will increase by 1.5x, the margin on the Class M5 Certificates will increase by 1.00%, and the margin on Class M6 Certificates will remain unchanged.

Cap Contract:

The Trust will include a Cap Contract for the benefit of the Offered Certificates.  The notional balance of the Cap for any Distribution Date will be based on the amount specified in the chart below.  In exchange for a monthly fee, the counterparty will be obligated to make monthly payments to the Trust when one-month LIBOR exceeds the strike rate beginning with the Distribution Date in [June] 2004.  Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the ceiling rate below.  The Cap Contract will terminate after the Distribution Date in [March] 2007.

Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)	Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)
1	NA	NA	NA	19	561,486,805.51	6.20	9.25
2	858,461,900.64	6.23	9.25	20	546,981,851.03	6.41	9.25
3	839,533,955.11	6.45	9.25	22	532,834,533.08	6.19	9.25
4	820,708,412.68	6.23	9.25	22	519,036,070.85	6.19	9.25
5	801,979,238.06	6.23	9.25	23	505,577,898.64	8.06	9.25
6	783,342,112.94	6.45	9.25	24	492,452,329.98	7.24	9.25
7	764,794,427.95	6.23	9.25	25	479,650,511.76	7.49	9.25
8	746,335,264.50	6.44	9.25	26	467,164,493.70	7.23	9.25
9	727,965,366.49	6.22	9.25	27	454,986,520.25	7.48	9.25
10	709,687,534.04	6.22	9.25	28	443,109,025.89	7.22	9.25
11	691,530,440.39	6.92	9.25	29	431,524,630.45	8.28	9.25
12	673,820,626.93	6.22	9.25	30	420,226,134.58	8.57	9.25
13	656,547,117.11	6.43	9.25	31	409,206,515.31	8.27	9.25
14	639,699,203.20	6.21	9.25	32	398,458,921.76	8.56	9.25
15	623,266,439.76	6.43	9.25	33	387,976,670.91	8.27	9.25
16	607,238,637.17	6.21	9.25	34	377,753,243.51	8.26	9.25
17	591,605,855.38	6.20	9.25	35	367,782,313.58	8.26	9.25
18	576,358,397.85	6.42	9.25	36	0	0	NA

Unrated Class B-IO: (Non-Offered Class)

The Class B-IO Coupon for the first Distribution Date will be 3.50% (subject to a cap), and then 0% thereafter.

The notional amount of the Class B-IO Certificates will be equal to the lesser of (i) the Class B-IO Notional Balance and (ii) the aggregate outstanding principal balance of the mortgage loans.  The Class B-IO Notional Balance will equal approximately [$100,000,000] million for the first Distribution Date and $0 thereafter.

Trigger Event:

A Trigger Event is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the percentage of mortgage loans greater than 60 days or more delinquent exceeds [40%] of the Credit Enhancement Percentage or (ii) the cumulative realized losses as a percentage of the mortgage loans, as of the Cut-off Date are greater than:

Distribution Date	Percentage
May 2007 – April 2007	[3.00]% for the first month, plus an additional 1/12th of [1.75]% for each month thereafter.
May 2008 – April 2008	[4.75]% for the first month, plus an additional 1/12th of [1.50]% for each month thereafter.
May 2009 – April 2009	[6.25]% for the first month, plus an additional 1/12th of [0.75]% for each month thereafter.
May 2010 – April 2010	[7.00]% for the first month, plus an additional 1/12th of [0.25]% for each month thereafter.
May 2011 and thereafter	[7.25]%

Bond Sensitivity Tables

To Call

Class A-1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	17.95	4.89	3.39	2.64	1.83	1.45	1.20
Mod Durn	15.61	4.64	3.28	2.58	1.80	1.43	1.19
Principal Window	05/25/2004 - 06/25/2032	05/25/2004 - 06/25/2018	05/25/2004 - 02/25/2014	05/25/2004 - 12/25/2011	05/25/2004 - 11/25/2009	05/25/2004 - 01/25/2009	05/25/2004 - 03/25/2007

Class A-2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	17.89	4.88	3.39	2.64	1.82	1.45	1.20
Mod Durn	15.56	4.63	3.27	2.58	1.80	1.43	1.19
Principal Window	05/25/2004 - 06/25/2032	05/25/2004 - 06/25/2018	05/25/2004 - 02/25/2014	05/25/2004 - 12/25/2011	05/25/2004 - 11/25/2009	05/25/2004 - 01/25/2009	05/25/2004 - 03/25/2007

Class A-2A

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	17.89	4.88	3.39	2.64	1.82	1.45	1.20
Mod Durn	15.45	4.62	3.27	2.57	1.80	1.43	1.19
Principal Window	05/25/2004 - 06/25/2032	05/25/2004 - 06/25/2018	05/25/2004 - 02/25/2014	05/25/2004 - 12/25/2011	05/25/2004 - 11/25/2009	05/25/2004 - 01/25/2009	05/25/2004 - 03/25/2007

Class A-3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	17.71	4.69	3.29	2.58	1.76	1.39	1.16
Mod Durn	15.35	4.45	3.18	2.51	1.74	1.38	1.16
Principal Window	05/25/2004 - 06/25/2032	05/25/2004 - 06/25/2018	05/25/2004 - 02/25/2014	05/25/2004 - 12/25/2011	05/25/2004 - 11/25/2009	05/25/2004 - 01/25/2009	05/25/2004 - 02/25/2007

Class M-1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.59	9.38	6.49	5.22	4.56	4.66	4.05
Mod Durn	20.42	8.56	6.10	4.98	4.39	4.49	3.92
Principal Window	05/25/2025 - 06/25/2032	09/25/2008 - 06/25/2018	05/25/2007 - 02/25/2014	08/25/2007 - 12/25/2011	01/25/2008 - 11/25/2009	05/25/2008 - 01/25/2009	03/25/2007 - 05/25/2008

Class M-2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.59	9.38	6.49	5.18	4.25	4.10	4.00
Mod Durn	18.52	8.19	5.91	4.81	4.02	3.89	3.80
Principal Window	05/25/2025 - 06/25/2032	09/25/2008 - 06/25/2018	05/25/2007 - 02/25/2014	06/25/2007 - 12/25/2011	09/25/2007 - 11/25/2009	10/25/2007 - 01/25/2009	11/25/2007 - 05/25/2008

Class M-3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.59	9.38	6.49	5.16	4.14	3.88	3.70
Mod Durn	18.19	8.12	5.87	4.77	3.90	3.67	3.51
Principal Window	05/25/2025 - 06/25/2032	09/25/2008 - 06/25/2018	05/25/2007 - 02/25/2014	06/25/2007 - 12/25/2011	08/25/2007 - 11/25/2009	09/25/2007 - 01/25/2009	09/25/2007 - 05/25/2008

Class M-4

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.59	9.38	6.49	5.16	4.10	3.81	3.59
Mod Durn	17.66	8.01	5.81	4.73	3.84	3.59	3.40
Principal Window	05/25/2025 - 06/25/2032	09/25/2008 - 06/25/2018	05/25/2007 - 02/25/2014	05/25/2007 - 12/25/2011	07/25/2007 - 11/25/2009	08/25/2007 - 01/25/2009	08/25/2007 - 05/25/2008

Class M-5

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.59	9.38	6.49	5.15	4.08	3.76	3.51
Mod Durn	16.76	7.82	5.71	4.65	3.77	3.51	3.29
Principal Window	05/25/2025 - 06/25/2032	09/25/2008 - 06/25/2018	05/25/2007 - 02/25/2014	05/25/2007 - 12/25/2011	06/25/2007 - 11/25/2009	07/25/2007 - 01/25/2009	06/25/2007 - 05/25/2008

Class M-6

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.59	9.38	6.49	5.15	4.05	3.71	3.45
Mod Durn	14.82	7.38	5.47	4.49	3.65	3.38	3.16
Principal Window	05/25/2025 - 06/25/2032	09/25/2008 - 06/25/2018	05/25/2007 - 02/25/2014	05/25/2007 - 12/25/2011	06/25/2007 - 11/25/2009	06/25/2007 - 01/25/2009	05/25/2007 - 05/25/2008

Bond Sensitivity Tables

To Maturity

Class A-1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	18.02	5.26	3.68	2.88	2.00	1.58	1.20
Mod Durn	15.65	4.93	3.53	2.78	1.96	1.56	1.19
Principal Window	05/25/2004 - 01/25/2034	05/25/2004 - 06/25/2030	05/25/2004 - 05/25/2025	05/25/2004 - 04/25/2021	05/25/2004 - 12/25/2016	05/25/2004 - 01/25/2015	05/25/2004 - 03/25/2007

Class A-2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	17.96	5.25	3.68	2.87	2.00	1.58	1.20
Mod Durn	15.61	4.92	3.52	2.78	1.96	1.56	1.19
Principal Window	05/25/2004 - 01/25/2034	05/25/2004 - 06/25/2030	05/25/2004 - 05/25/2025	05/25/2004 - 04/25/2021	05/25/2004 - 12/25/2016	05/25/2004 - 01/25/2015	05/25/2004 - 03/25/2007

Class A-2A

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	17.96	5.25	3.68	2.87	2.00	1.58	1.20
Mod Durn	15.49	4.91	3.51	2.78	1.96	1.56	1.19
Principal Window	05/25/2004 - 01/25/2034	05/25/2004 - 06/25/2030	05/25/2004 - 05/25/2025	05/25/2004 - 04/25/2021	05/25/2004 - 12/25/2016	05/25/2004 - 01/25/2015	05/25/2004 - 03/25/2007

Class A-3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	17.77	4.94	3.52	2.77	1.89	1.48	1.16
Mod Durn	15.39	4.65	3.37	2.68	1.85	1.46	1.16
Principal Window	05/25/2004 - 01/25/2034	05/25/2004 - 11/25/2028	05/25/2004 - 09/25/2023	05/25/2004 - 01/25/2020	05/25/2004 - 07/25/2015	05/25/2004 - 09/25/2013	05/25/2004 - 02/25/2007

Class M-1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.76	10.22	7.17	5.76	4.96	5.17	5.83
Mod Durn	20.52	9.19	6.65	5.44	4.74	4.95	5.53
Principal Window	05/25/2025 - 12/25/2033	09/25/2008 - 12/25/2027	05/25/2007 - 02/25/2022	08/25/2007 - 06/25/2018	01/25/2008 - 09/25/2014	05/25/2008 - 02/25/2013	03/25/2007 - 07/25/2013

Class M-2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.76	10.15	7.10	5.67	4.61	4.40	4.31
Mod Durn	18.60	8.70	6.36	5.20	4.32	4.15	4.07
Principal Window	05/25/2025 - 11/25/2033	09/25/2008 - 07/25/2026	05/25/2007 - 09/25/2020	06/25/2007 - 04/25/2017	09/25/2007 - 10/25/2013	10/25/2007 - 05/25/2012	11/25/2007 - 03/25/2011

Class M-3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.75	10.06	7.02	5.59	4.45	4.14	3.92
Mod Durn	18.26	8.57	6.26	5.11	4.16	3.90	3.71
Principal Window	05/25/2025 - 08/25/2033	09/25/2008 - 05/25/2024	05/25/2007 - 10/25/2018	06/25/2007 - 09/25/2015	08/25/2007 - 08/25/2012	09/25/2007 - 05/25/2011	09/25/2007 - 05/25/2010

Class M-4

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.73	9.97	6.95	5.53	4.37	4.04	3.78
Mod Durn	17.72	8.39	6.14	5.02	4.06	3.78	3.57
Principal Window	05/25/2025 - 07/25/2033	09/25/2008 - 06/25/2023	05/25/2007 - 12/25/2017	05/25/2007 - 01/25/2015	07/25/2007 - 02/25/2012	08/25/2007 - 12/25/2010	08/25/2007 - 01/25/2010

Class M-5

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.71	9.83	6.84	5.42	4.28	3.92	3.66
Mod Durn	16.80	8.10	5.95	4.86	3.94	3.64	3.42
Principal Window	05/25/2025 - 04/25/2033	09/25/2008 - 02/25/2022	05/25/2007 - 12/25/2016	05/25/2007 - 03/25/2014	06/25/2007 - 07/25/2011	07/25/2007 - 05/25/2010	06/25/2007 - 07/25/2009

Class M-6

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.65	9.58	6.64	5.27	4.14	3.79	3.51
Mod Durn	14.83	7.48	5.56	4.57	3.72	3.44	3.21
Principal Window	05/25/2025 - 01/25/2033	09/25/2008 - 08/25/2020	05/25/2007 - 10/25/2015	05/25/2007 - 04/25/2013	06/25/2007 - 11/25/2010	06/25/2007 - 11/25/2009	05/25/2007 - 01/25/2009

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include:

(1) prepayment speed is 115% PPC for Fixed Rate Mortgages and

                26% CPR for Floating Rate Mortgages,

(2) 40% loss severity,

(3) 12 month lag from default to loss, and

(4) triggers fail (i.e., no stepdown).

	Static LIBOR		Forward LIBOR
	CDR Break	Cum Loss	CDR Break	Cum Loss
Class M-1	24.6	19.67%	21.6	18.22%
Class M-2	16.5	15.25%	13.7	13.44%
Class M-3	14.5	13.94%	11.9	12.12%
Class M-4	12.7	12.67%	10.1	10.70%
Class M-5	11.3	11.61%	8.8	9.60%
Class M-6	10.1	10.65%	7.9	8.80%

Excess Spread (1) (2)

Period	Date	Static LIBOR (%)	Forward LIBOR (%)	Period	Date	Static LIBOR (%)	Forward LIBOR (%)
1	25-May-04	3.39	3.39	48	25-Apr-08	4.77	3.49
2	25-Jun-04	4.92	4.89	49	25-May-08	4.83	3.80
3	25-Jul-04	4.97	4.92	50	25-Jun-08	4.77	3.64
4	25-Aug-04	4.91	4.83	51	25-Jul-08	4.83	3.76
5	25-Sep-04	4.91	4.79	52	25-Aug-08	4.77	3.54
6	25-Oct-04	4.96	4.78	53	25-Sep-08	4.77	3.63
7	25-Nov-04	4.90	4.66	54	25-Oct-08	4.83	3.76
8	25-Dec-04	4.95	4.63	55	25-Nov-08	4.77	3.53
9	25-Jan-05	4.89	4.50	56	25-Dec-08	4.83	3.66
10	25-Feb-05	4.88	4.36	57	25-Jan-09	4.77	3.43
11	25-Mar-05	5.04	4.49	58	25-Feb-09	4.77	3.39
12	25-Apr-05	4.87	4.14	59	25-Mar-09	4.94	4.04
13	25-May-05	4.92	4.02	60	25-Apr-09	4.77	3.44
14	25-Jun-05	4.86	3.83	61	25-May-09	4.83	3.66
15	25-Jul-05	4.91	3.82	62	25-Jun-09	4.77	3.45
16	25-Aug-05	4.85	3.62	63	25-Jul-09	4.83	3.60
17	25-Sep-05	4.84	3.52	64	25-Aug-09	4.77	3.37
18	25-Oct-05	4.89	3.52	65	25-Sep-09	4.77	3.47
19	25-Nov-05	4.83	3.31	66	25-Oct-09	4.83	3.62
20	25-Dec-05	4.88	3.32	67	25-Nov-09	4.77	3.39
21	25-Jan-06	4.82	3.10	68	25-Dec-09	4.83	3.54
22	25-Feb-06	4.81	3.01	69	25-Jan-10	4.77	3.31
23	25-Mar-06	4.98	4.30	70	25-Feb-10	4.77	3.27
24	25-Apr-06	4.80	3.84	71	25-Mar-10	4.94	3.87
25	25-May-06	4.85	3.84	72	25-Apr-10	4.77	3.24
26	25-Jun-06	4.79	3.61	73	25-May-10	4.83	3.59
27	25-Jul-06	4.84	3.65	74	25-Jun-10	4.77	3.41
28	25-Aug-06	4.77	3.42	75	25-Jul-10	4.83	3.57
29	25-Sep-06	4.76	3.98	76	25-Aug-10	4.77	3.35
30	25-Oct-06	4.81	4.03	77	25-Sep-10	4.77	3.38
31	25-Nov-06	4.75	3.79	78	25-Oct-10	4.83	3.55
32	25-Dec-06	4.80	3.84	79	25-Nov-10	4.77	3.32
33	25-Jan-07	4.73	3.60	80	25-Dec-10	4.83	3.49
34	25-Feb-07	4.72	3.51	81	25-Jan-11	4.77	3.27
35	25-Mar-07	4.89	4.15	82	25-Feb-11	4.77	3.24
36	25-Apr-07	4.70	3.59	83	25-Mar-11	4.95	3.84
37	25-May-07	4.75	3.86	84	25-Apr-11	4.77	3.21
38	25-Jun-07	4.70	3.69	85	25-May-11	4.83	3.53
39	25-Jul-07	4.78	3.80	86	25-Jun-11	4.77	3.33
40	25-Aug-07	4.75	3.59	87	25-Jul-11	4.83	3.51
41	25-Sep-07	4.75	3.78	88	25-Aug-11	4.77	3.29
42	25-Oct-07	4.82	3.88	89	25-Sep-11	4.77	3.31
43	25-Nov-07	4.77	3.66	90	25-Oct-11	4.83	3.48
44	25-Dec-07	4.82	3.76	91	25-Nov-11	4.77	3.26
45	25-Jan-08	4.77	3.52	92	25-Dec-11	4.83	3.44
46	25-Feb-08	4.77	3.46
47	25-Mar-08	4.88	3.90

(1)  Assumes the pricing speed.

(2)  Calculated as (a) interest collections on the collateral (net of the servicing fee and cap fee), less total interest on the Certificates divided by (b) collateral balance as of the beginning period, times twelve.

Available Funds Cap (“AFC”)

Period	Date	AFC (%) (1)	Period	Date	AFC (%) (1)
1	25-May-04	N/A	48	25-Apr-08	11.09
2	25-Jun-04	9.25	49	25-May-08	11.46
3	25-Jul-04	9.25	50	25-Jun-08	11.09
4	25-Aug-04	9.25	51	25-Jul-08	11.45
5	25-Sep-04	9.25	52	25-Aug-08	11.08
6	25-Oct-04	9.25	53	25-Sep-08	11.11
7	25-Nov-04	9.25	54	25-Oct-08	11.48
8	25-Dec-04	9.25	55	25-Nov-08	11.11
9	25-Jan-05	9.25	56	25-Dec-08	11.47
10	25-Feb-05	9.25	57	25-Jan-09	11.1
11	25-Mar-05	9.25	58	25-Feb-09	11.1
12	25-Apr-05	9.25	59	25-Mar-09	12.31
13	25-May-05	9.25	60	25-Apr-09	11.11
14	25-Jun-05	9.25	61	25-May-09	11.48
15	25-Jul-05	9.25	62	25-Jun-09	11.11
16	25-Aug-05	9.25	63	25-Jul-09	11.47
17	25-Sep-05	9.25	64	25-Aug-09	11.1
18	25-Oct-05	9.25	65	25-Sep-09	11.1
19	25-Nov-05	9.25	66	25-Oct-09	11.46
20	25-Dec-05	9.25	67	25-Nov-09	11.09
21	25-Jan-06	9.25	68	25-Dec-09	11.46
22	25-Feb-06	9.25	69	25-Jan-10	11.08
23	25-Mar-06	9.25	70	25-Feb-10	11.08
24	25-Apr-06	9.25	71	25-Mar-10	12.27
25	25-May-06	9.25	72	25-Apr-10	11.08
26	25-Jun-06	9.25	73	25-May-10	11.44
27	25-Jul-06	9.25	74	25-Jun-10	11.07
28	25-Aug-06	9.25	75	25-Jul-10	11.44
29	25-Sep-06	9.25	76	25-Aug-10	11.06
30	25-Oct-06	9.25	77	25-Sep-10	11.06
31	25-Nov-06	9.25	78	25-Oct-10	11.43
32	25-Dec-06	9.25	79	25-Nov-10	11.05
33	25-Jan-07	9.25	80	25-Dec-10	11.42
34	25-Feb-07	9.25	81	25-Jan-11	11.05
35	25-Mar-07	11.28	82	25-Feb-11	11.05
36	25-Apr-07	9.39	83	25-Mar-11	12.23
37	25-May-07	9.71	84	25-Apr-11	11.04
38	25-Jun-07	9.39	85	25-May-11	11.4
39	25-Jul-07	9.7	86	25-Jun-11	11.03
40	25-Aug-07	9.39	87	25-Jul-11	11.4
41	25-Sep-07	10.41	88	25-Aug-11	11.03
42	25-Oct-07	10.76	89	25-Sep-11	11.03
43	25-Nov-07	10.41	90	25-Oct-11	11.39
44	25-Dec-07	10.75	91	25-Nov-11	11.02
45	25-Jan-08	10.4	92	25-Dec-11	11.38
46	25-Feb-08	10.4	93	25-Jan-12	11.01
47	25-Mar-08	11.86	94	25-Feb-12	11.01

(1)  Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all cash proceeds from the Cap. Assumes 1 month and 6 month LIBOR equal 20%.

MORTGAGE LOANS

The Mortgage Loans consist of first lien 2/28 and 3/27 adjustable rate loans, first lien and second lien fixed rate closed-end home equity loans.  The 2/28 and 3/27 adjustable rate loans are subject to semi-annual interest rate adjustments after an initial twenty-four or thirty-six month period, respectively.  The obligations of the Borrower under each mortgage are secured by the related property.

The information concerning the Mortgage Loans presented below is based on a statistical pool of loans originated through January 2004.  The final pool will be approximately $900,000,000 (+/-10%).

ABSC 2004-HE2

Characteristics	Total Collateral	Total ARM Summary	Total Fixed Summary	Group I (Conforming) Summary	Group II (Conforming) Summary	Group III (Non-Conforming) Summary

Balance	$927,928,491	$694,799,246	$233,129,244	$364,222,393	$338,239,431	$225,466,666
Number of Loans	5,480	3,762	1,718	2,332	2,177	971
Average Current Balance	$169,330	$184,689	$135,698	$156,185	$155,370	$232,200
Interest Only Loans	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Fixed Rate Loans	25.12%	0.00%	100.00%	26.95%	26.96%	19.43%
Adjustable Rate Loans	74.88%	100.00%	0.00%	73.05%	73.04%	80.57%
W.A. Coupon	7.069%	7.033%	7.179%	7.121%	7.111%	6.923%
W.A. Margin	5.616%	5.616%	0.00%	5.620%	5.622%	5.602%
W.A. Original LTV	80.67%	81.60%	77.90%	81.32%	81.34%	78.60%
W.A. Original Term	354	360	335	354	353	353
W.A. Remaining Term	351	358	332	352	351	351
W.A. FICO	612	606	631	608	610	621
Owner Occupied	93.4%	93.90%	92.15%	92.46%	93.16%	95.51%
First Lien Percentage	98.82%	100.00%	95.29%	100.00%	100.00%	95.13%
Second Lien Percentage	1.18%	0.00%	4.71%	0.00%	0.00%	4.87%
Top 5 States	CA(36%) NY(8%) FL(7%) IL(4%) TX(4%)	CA(38%) NY(7%) FL(6%) IL(4%) MA(4%)	CA(31%) NY(12%) FL(10%) TX(7%) HI(3%)	CA(31%) NY(10%) FL(7%) IL(4%) TX(4%)	CA(32%) NY(8%) FL(7%) MA(4%) MI(4%)	CA(51%) NY(7%) FL(5%) VA(3%) TX(3%)
Conforming by Balance	83.40%	82.26%	86.78%	100.00%	100.00%	31.68%
Non-Conforming by Balance	16.60%	17.74%	13.22%	0.00%	0.00%	68.32%

Four sets of tables follow.

The first set of tables is the Total Pool Collateral.

The second set of tables is the Group I Pool which consist of Conforming Collateral that conforms with Fannie Mae or Freddie Mac Guidelines.

The third set of tables is the Group II Pool which consist of Conforming Collateral that conforms with Fannie Mae or Freddie Mac Guidelines.

The fourth set of tables is the Group III Pool which consists of collateral which may or may not conform with Fannie Mae and Freddie Mac guidelines.

ABSC 2004-HE2 TERM SHEET
TOTAL COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% Loans by Original Principal Balance
<= 25,000	24	$540,510.00	0.06%
25,001 - 50,000	307	12,367,704.00	1.33
50,001 - 75,000	655	41,215,441.00	4.44
75,001 - 100,000	715	63,044,701.50	6.79
100,001 - 125,000	633	71,499,031.60	7.70
125,001 - 150,000	527	72,374,290.00	7.80
150,001 - 175,000	469	76,260,336.00	8.22
175,001 - 200,000	454	85,300,334.00	9.19
200,001 - 250,000	574	128,157,094.00	13.81
250,001 - 300,000	456	125,104,883.00	13.48
300,001 - 400,000	475	163,657,244.00	17.63
400,001 - 500,000	172	78,194,957.00	8.43
500,001 - 600,000	19	10,408,790.00	1.12
Total:	5,480	$928,125,316.10	100.00%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
<= 25,000	25	$562,842.15	0.06%
25,001 - 50,000	307	12,364,870.11	1.33
50,001 - 75,000	655	41,207,911.62	4.44
75,001 - 100,000	715	63,039,832.44	6.79
100,001 - 125,000	633	71,494,455.26	7.70
125,001 - 150,000	527	72,381,229.14	7.80
150,001 - 175,000	468	76,104,796.16	8.20
175,001 - 200,000	454	85,293,780.25	9.19
200,001 - 250,000	574	128,148,469.71	13.81
250,001 - 300,000	456	125,089,219.78	13.48
300,001 - 400,000	475	163,643,798.23	17.64
400,001 - 500,000	172	78,189,061.01	8.43
500,001 - 600,000	19	10,408,224.64	1.12
Total:	5,480	$927,928,490.50	100.00%

FICO SCORES

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
500 =	18	$2,082,571.67	0.22%
501 - 525	522	72,213,451.64	7.78
526 - 550	576	88,683,504.34	9.56
551 - 575	696	105,895,263.32	11.41
576 - 600	642	105,136,209.80	11.33
601 - 625	919	157,486,558.11	16.97
626 - 650	872	157,851,298.10	17.01
651 - 675	636	120,790,932.70	13.02
676 - 700	313	63,260,356.98	6.82
701 - 725	141	26,454,502.40	2.85
726 - 750	80	15,870,387.30	1.71
751 - 775	42	7,938,744.27	0.86
776 - 800	19	3,732,309.87	0.40
801 - 825	4	532,400.00	0.06
Total:	5,480	$927,928,490.50	100.00%
Weighted Average: 611.9

ORIGINAL TERM TO MATURITY OF THE LOANS

Original Term	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 120	8	$859,703.40	0.09%
121 - 180	193	18,209,902.27	1.96
181 - 240	283	19,950,501.61	2.15
241 - 300	4	505,250.00	0.05
301 - 360	4,992	888,403,133.22	95.74
Total:	5,480	$927,928,490.50	100.00%
Weighted Average: 353.6

REMAINING MONTHS TO MATURITY OF THE LOANS

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 180	201	$19,069,605.67	2.06%
181 - 348	287	20,455,751.61	2.20
349 >=	4,992	888,403,133.22	95.74
Total:	5,480	$927,928,490.50	100.00%
Weighted Average: 351.3

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
One	4,229	$680,582,867.58	73.34%
2-4 Unit	472	108,406,589.54	11.68
Condo	288	45,394,373.43	4.89
Pud-Detached	393	78,398,352.06	8.45
Pud-Attached	96	14,957,100.18	1.61
Manufactured Housing	2	189,207.71	0.02
Total:	5,480	$927,928,490.50	100.00%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Primary Residence	5,071	$867,208,830.64	93.46%
Investment Property	387	57,100,284.86	6.15
Second Home	22	3,619,375.00	0.39
Total:	5,480	$927,928,490.50	100.00%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Refinance - Cashout	3,771	$645,319,535.64	69.54%
Purchase	1,374	236,785,854.30	25.52
Refinance - Rate/Term	335	45,823,100.56	4.94
Total:	5,480	$927,928,490.50	100.00%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of the Loans	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 50.000	363	$27,483,844.33	2.96%
50.001 - 60.000	188	30,832,557.97	3.32
60.001 - 70.000	549	93,002,181.62	10.02
70.001 - 75.000	494	82,908,120.85	8.93
75.001 - 80.000	1,411	241,511,681.42	26.03
80.001 - 85.000	786	134,058,204.50	14.45
85.001 - 90.000	1,059	196,153,339.52	21.14
90.001 - 95.000	425	81,759,328.92	8.81
95.001 - 100.000	205	40,219,231.37	4.33
Total:	5,480	$927,928,490.50	100.00%
Weighted Average by Original Balance: 80.67

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
California	1,447	$335,177,843.67	36.12%
New York	319	76,655,611.17	8.26
Florida	456	60,532,501.54	6.52
Illinois	196	33,753,132.24	3.64
Texas	333	33,391,492.16	3.60
Massachusetts	148	32,882,411.68	3.54
Michigan	269	32,041,085.29	3.45
Washington	172	26,836,814.58	2.89
New Jersey	89	21,019,570.28	2.27
Maryland	110	20,073,450.10	2.16
Other	1,941	255,564,577.79	27.54
Total:	5,480	$927,928,490.50	100.00%
Number of States Represented: 49

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Full	3,266	$494,940,557.75	53.34%
Stated	1,984	387,934,553.68	41.81
Limited	230	45,053,379.07	4.86
Total:	5,480	$927,928,490.50	100.00%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 5.000	28	$7,701,834.05	0.83%
5.001 - 5.500	133	32,995,259.27	3.56
5.501 - 6.000	395	91,765,704.69	9.89
6.001 - 6.500	709	153,053,392.57	16.49
6.501 - 7.000	1,218	233,872,090.22	25.20
7.001 - 7.500	893	149,428,917.66	16.10
7.501 - 8.000	793	116,406,590.42	12.54
8.001 - 8.500	494	64,657,337.45	6.97
8.501 - 9.000	338	39,983,623.48	4.31
9.001 - 9.500	185	17,517,102.59	1.89
9.501 - 10.000	168	12,924,751.49	1.39
10.001 - 10.500	63	3,754,615.17	0.40
10.501 - 11.000	45	2,850,651.40	0.31
11.001 - 11.500	9	479,149.66	0.05
11.501 - 12.000	9	537,470.38	0.06
Total:	5,480	$927,928,490.50	100.00%
Weighted Average: 7.069

MAXIMUM RATES OF THE LOANS

Maximum Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,721	$234,123,244.47	25.23%
11.501 - 12.000	28	7,254,209.05	0.78
12.001 - 12.500	115	27,226,783.80	2.93
12.501 - 13.000	299	67,911,704.99	7.32
13.001 - 13.500	550	118,255,334.68	12.74
13.501 - 14.000	852	171,155,657.71	18.44
14.001 - 14.500	609	109,978,266.14	11.85
14.501 - 15.000	560	90,843,021.77	9.79
15.001 - 15.500	349	50,702,673.43	5.46
15.501 - 16.000	220	29,711,992.74	3.20
16.001 - 16.500	94	11,888,143.60	1.28
16.501 - 17.000	47	5,959,357.29	0.64
17.001 - 17.500	17	1,495,492.12	0.16
17.501 - 18.000	11	980,377.54	0.11
18.001 - 18.500	4	206,499.66	0.02
18.501 - 19.000	4	235,731.51	0.03
Total:	5,480	$927,928,490.50	100.00%
Weighted Average: 14.027

GROSS MARGINS OF THE LOANS

Gross Margin	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,718	$233,129,244.47	25.12%
0.501 - 1.000	2	198,550.00	0.02
1.501 - 2.000	2	318,400.00	0.03
2.501 - 3.000	1	206,000.00	0.02
3.001 - 3.500	3	877,925.00	0.09
4.501 - 5.000	1	151,300.00	0.02
5.001 - 5.500	1,769	334,706,737.48	36.07
5.501 - 6.000	1,491	281,507,922.64	30.34
6.001 - 6.500	251	40,451,502.58	4.36
6.501 - 7.000	240	36,063,908.33	3.89
7.001 - 7.500	1	230,000.00	0.02
8.001 - 8.500	1	87,000.00	0.01
Total:	5,480	$927,928,490.50	100.00%
Weighted Average: 5.616

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Next Rate Adjustment Date	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,718	$233,129,244.47	25.12%
2005-10	1	97,820.62	0.01
2005-11	8	1,379,657.19	0.15
2005-12	136	24,671,063.84	2.66
2006-01	846	157,170,860.91	16.94
2006-02	2,563	475,518,217.11	51.25
2006-03	83	13,113,805.00	1.41
2006-12	4	921,390.15	0.10
2007-01	18	3,326,542.21	0.36
2007-02	96	17,699,039.00	1.91
2007-03	7	900,850.00	0.10
Total:	5,480	$927,928,490.50	100.00%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,265	$198,947,214.60	21.44%
7-12	268	58,698,923.97	6.33
13 - 24	2,837	504,629,450.80	54.38
25 - 36	1,110	165,652,901.13	17.85
Total:	5,480	$927,928,490.50	100.00%

PRODUCT TYPES OF THE LOANS

Index Type	Number of Loans	Aggregate Remaining Principal Balance	% Of Loans by Remaining Principal Balance
ARM 228	3,637	$671,951,424.67	72.41%
ARM 327	125	22,847,821.36	2.46
Fixed - 10 Year	8	859,703.40	0.09
Fixed - 15 Year	193	18,209,902.27	1.96
Fixed - 20 Year	283	19,950,501.61	2.15
Fixed - 25 Year	4	505,250.00	0.05
Fixed - 30 Year	1,230	193,603,887.19	20.86
Total:	5,480	$927,928,490.50	100.00%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
AA	3,650	$643,637,767.53	69.36%
A-	536	81,098,058.22	8.74
A+	687	114,732,995.71	12.36
B	319	47,467,309.46	5.12
C	265	37,765,169.63	4.07
C-	23	3,227,189.95	0.35
Total:	5,480	$927,928,490.50	100.00%

LIEN POSITION

Lien Position	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
1	5,260	$916,951,043.21	98.82%
2	220	10,977,447.29	1.18
Total:	5,480	$927,928,490.50	100.00%

ABSC SERIES 2004-HE2
GROUP 1

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% Loans by Original Principal Balance
25,001 - 50,000	93	$3,922,305.00	1.08%
50,001 - 75,000	291	18,223,331.00	5.00
75,001 - 100,000	354	31,104,034.50	8.54
100,001 - 125,000	281	31,754,133.60	8.72
125,001 - 150,000	234	32,145,431.00	8.82
150,001 - 175,000	223	36,194,330.00	9.94
175,001 - 200,000	213	39,946,585.00	10.97
200,001 - 250,000	283	63,142,260.00	17.33
250,001 - 300,000	220	60,399,430.00	16.58
300,001 - 400,000	129	42,500,338.00	11.67
400,001 - 500,000	10	4,402,150.00	1.21
500,001 - 600,000	1	525,000.00	0.14
Total:	2,332	$364,259,328.10	100.00%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
25,001 - 50,000	93	$3,921,425.24	1.08%
50,001 - 75,000	291	18,218,694.37	5.00
75,001 - 100,000	354	31,101,684.72	8.54
100,001 - 125,000	281	31,752,207.62	8.72
125,001 - 150,000	234	32,142,917.82	8.83
150,001 - 175,000	223	36,191,418.98	9.94
175,001 - 200,000	213	39,944,079.40	10.97
200,001 - 250,000	283	63,137,698.95	17.33
250,001 - 300,000	220	60,387,690.47	16.58
300,001 - 400,000	129	42,497,710.86	11.67
400,001 - 500,000	10	4,401,864.86	1.21
500,001 - 600,000	1	525,000.00	0.14
Total:	2,332	$364,222,393.29	100.00%

FICO SCORES

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
500 =	11	$1,281,400.00	0.35%
501 - 525	244	31,168,290.04	8.56
526 - 550	265	37,587,305.53	10.32
551 - 575	300	43,147,062.12	11.85
576 - 600	302	44,877,860.17	12.32
601 - 625	365	58,589,931.02	16.09
626 - 650	344	60,397,792.07	16.58
651 - 675	275	46,149,422.73	12.67
676 - 700	127	24,251,765.05	6.66
701 - 725	54	9,397,353.46	2.58
726 - 750	27	4,165,917.13	1.14
751 - 775	15	2,775,883.10	0.76
776 - 800	3	432,410.87	0.12
Total:	2,332	$364,222,393.29	100.00%
Weighted Average: 607.7

ORIGINAL TERM TO MATURITY OF THE LOANS

Original Term	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 120	3	$210,200.00	0.06%
121 - 180	100	9,703,369.81	2.66
181 - 240	28	3,122,500.25	0.86
241 - 300	2	182,450.00	0.05
301 - 360	2,199	351,003,873.23	96.37
Total:	2,332	$364,222,393.29	100.00%
Weighted Average: 354.0

REMAINING MONTHS TO MATURITY OF THE LOANS

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 180	103	$9,913,569.81	2.72%
181 - 348	30	3,304,950.25	0.91
349 >=	2,199	351,003,873.23	96.37
Total:	2,332	$364,222,393.29	100.00%
Weighted Average: 351.7

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
One	1,796	$263,143,364.23	72.25%
2-4 Unit	230	50,751,300.46	13.93
Condo	129	20,563,659.95	5.65
Pud-Detached	141	24,296,263.65	6.67
Pud-Attached	36	5,467,805.00	1.50
Total:	2,332	$364,222,393.29	100.00%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Primary Residence	2,138	$336,755,704.06	92.46%
Investment Property	186	26,298,714.23	7.22
Second Home	8	1,167,975.00	0.32
Total:	2,332	$364,222,393.29	100.00%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Refinance - Cashout	1,678	$261,618,738.84	71.83%
Purchase	508	83,600,073.35	22.95
Refinance - Rate/Term	146	19,003,581.10	5.22
Total:	2,332	$364,222,393.29	100.00%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of the Loans	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 50.000	64	$6,543,987.60	1.80%
50.001 - 60.000	81	12,439,983.01	3.42
60.001 - 70.000	252	37,921,787.01	10.41
70.001 - 75.000	214	32,258,752.48	8.86
75.001 - 80.000	600	92,371,939.77	25.36
80.001 - 85.000	363	56,352,530.14	15.47
85.001 - 90.000	495	80,745,184.49	22.17
90.001 - 95.000	181	31,411,610.22	8.62
95.001 - 100.000	82	14,176,618.57	3.89
Total:	2,332	$364,222,393.29	100.00%
Weighted Average by Original Balance: 81.32

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
California	536	$111,194,435.28	30.53%
New York	150	35,002,747.17	9.61
Florida	197	24,853,810.79	6.82
Illinois	86	14,305,886.94	3.93
Texas	156	14,111,493.95	3.87
Michigan	123	13,991,637.20	3.84
Massachusetts	63	13,822,917.99	3.80
Washington	75	12,261,884.44	3.37
Ohio	90	9,931,952.86	2.73
Maryland	52	9,118,604.88	2.50
Other	804	105,627,021.79	29.00
Total:	2,332	$364,222,393.29	100.00%
Number of States Represented: 48

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Full	1,427	$202,269,325.03	55.53%
Stated	822	146,332,409.40	40.18
Limited	83	15,620,658.86	4.29
Total:	2,332	$364,222,393.29	100.00%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 5.000	11	$2,567,310.00	0.70%
5.001 - 5.500	50	10,797,921.00	2.96
5.501 - 6.000	161	32,536,728.24	8.93
6.001 - 6.500	268	51,727,089.01	14.20
6.501 - 7.000	538	91,634,635.90	25.16
7.001 - 7.500	430	67,799,136.45	18.61
7.501 - 8.000	365	49,332,343.79	13.54
8.001 - 8.500	213	25,542,071.36	7.01
8.501 - 9.000	155	18,678,657.60	5.13
9.001 - 9.500	77	8,139,122.50	2.23
9.501 - 10.000	36	3,518,100.18	0.97
10.001 - 10.500	13	742,067.16	0.20
10.501 - 11.000	8	844,098.93	0.23
11.001 - 11.500	3	131,129.66	0.04
11.501 - 12.000	4	231,981.51	0.06
Total:	2,332	$364,222,393.29	100.00%
Weighted Average: 7.121

MAXIMUM RATES OF THE LOANS

Maximum Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	733	$98,702,538.09	27.10%
11.501 - 12.000	9	2,009,310.00	0.55
12.001 - 12.500	45	9,360,321.00	2.57
12.501 - 13.000	135	25,975,966.06	7.13
13.001 - 13.500	207	40,481,852.04	11.11
13.501 - 14.000	349	61,814,348.53	16.97
14.001 - 14.500	282	47,635,516.51	13.08
14.501 - 15.000	245	36,205,669.21	9.94
15.001 - 15.500	143	18,920,365.41	5.19
15.501 - 16.000	104	13,776,564.51	3.78
16.001 - 16.500	43	5,511,549.81	1.51
16.501 - 17.000	20	2,358,832.02	0.65
17.001 - 17.500	6	424,000.00	0.12
17.501 - 18.000	7	797,698.93	0.22
18.001 - 18.500	1	60,879.66	0.02
18.501 - 19.000	3	186,981.51	0.05
Total:	2,332	$364,222,393.29	100.00%
Weighted Average: 14.086

GROSS MARGINS OF THE LOANS

Gross Margin	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	731	$98,144,538.09	26.95%
0.501 - 1.000	1	51,300.00	0.01
1.501 - 2.000	2	318,400.00	0.09
4.501 - 5.000	1	151,300.00	0.04
5.001 - 5.500	759	129,013,921.44	35.42
5.501 - 6.000	617	104,605,862.40	28.72
6.001 - 6.500	116	17,119,921.26	4.70
6.501 - 7.000	104	14,587,150.10	4.01
7.001 - 7.500	1	230,000.00	0.06
Total:	2,332	$364,222,393.29	100.00%
Weighted Average: 5.620

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Next Rate Adjustment Date	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	731	$98,144,538.09	26.95%
2005-11	2	275,221.04	0.08
2005-12	66	10,878,947.57	2.99
2006-01	361	58,935,172.84	16.18
2006-02	1,090	182,033,808.11	49.98
2006-03	35	5,427,880.00	1.49
2006-12	1	155,700.00	0.04
2007-01	6	957,314.64	0.26
2007-02	37	7,069,461.00	1.94
2007-03	3	344,350.00	0.09
Total:	2,332	$364,222,393.29	100.00%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	532	$78,142,633.96	21.45%
7 - 12	116	23,712,664.74	6.51
13 - 24	1,191	193,925,758.04	53.24
25 - 36	493	68,441,336.55	18.79
Total:	2,332	$364,222,393.29	100.00%

PRODUCT TYPES OF THE LOANS

Index Type	Number of Loans	Aggregate Remaining Principal Balance	% Of Loans by Remaining Principal Balance
ARM 228	1,554	$257,551,029.56	70.71%
ARM 327	47	8,526,825.64	2.34
Fixed - 10 Year	3	210,200.00	0.06
Fixed - 15 Year	100	9,703,369.81	2.66
Fixed - 20 Year	28	3,122,500.25	0.86
Fixed - 25 Year	2	182,450.00	0.05
Fixed - 30 Year	598	84,926,018.03	23.32
Total:	2,332	$364,222,393.29	100.00%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
AA	1,491	$244,608,474.91	67.16%
A-	254	34,543,229.81	9.48
A+	315	48,332,706.13	13.27
B	140	19,131,925.36	5.25
C	121	15,997,445.64	4.39
C-	11	1,608,611.44	0.44
Total:	2,332	$364,222,393.29	100.00%

LIEN POSITION

Lien Position	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
1	2,332	$364,222,393.29	100.00%
Total:	2,332	$364,222,393.29	100.00%

ABSC SERIES 2004-HE2
GROUP II

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% Loans by Original Principal Balance
25,001 - 50,000	98	$4,241,837.00	1.25%
50,001 - 75,000	270	16,975,717.00	5.02
75,001 - 100,000	286	25,313,681.00	7.48
100,001 - 125,000	302	34,119,238.00	10.08
125,001 - 150,000	243	33,338,317.00	9.85
150,001 - 175,000	198	32,220,861.00	9.52
175,001 - 200,000	200	37,604,893.00	11.11
200,001 - 250,000	248	55,366,749.00	16.36
250,001 - 300,000	201	55,064,993.00	16.27
300,001 - 400,000	124	41,042,171.00	12.13
400,001 - 500,000	7	3,091,649.00	0.91
Total:	2,177	$338,380,106.00	100.00%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
<= 25,000	1	$22,637.65	0.01%
25,001 - 50,000	98	4,240,789.32	1.25
50,001 - 75,000	270	16,973,557.96	5.02
75,001 - 100,000	286	25,312,299.49	7.48
100,001 - 125,000	302	34,116,776.81	10.09
125,001 - 150,000	242	33,197,796.50	9.81
150,001 - 175,000	198	32,218,584.88	9.53
175,001 - 200,000	200	37,601,755.96	11.12
200,001 - 250,000	248	55,364,918.85	16.37
250,001 - 300,000	201	55,061,069.31	16.28
300,001 - 400,000	124	41,037,979.59	12.13
400,001 - 500,000	7	3,091,264.73	0.91
Total:	2,177	$338,239,431.05	100.00%

FICO SCORES

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
500 =	5	$565,471.67	0.17%
501 - 525	215	27,719,443.11	8.20
526 - 550	242	34,075,055.81	10.07
551 - 575	315	42,223,110.64	12.48
576 - 600	234	37,550,353.11	11.10
601 - 625	366	57,539,053.00	17.01
626 - 650	335	56,007,999.15	16.56
651 - 675	227	39,677,800.79	11.73
676 - 700	126	23,208,680.50	6.86
701 - 725	58	10,092,283.94	2.98
726 - 750	29	5,580,285.10	1.65
751 - 775	14	2,275,595.23	0.67
776 - 800	8	1,260,899.00	0.37
801 - 825	3	463,400.00	0.14
Total:	2,177	$338,239,431.05	100.00%
Weighted Average: 609.9

ORIGINAL TERM TO MATURITY OF THE LOANS

Original Term	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 120	5	$649,503.40	0.19%
121 - 180	79	7,586,749.97	2.24
181 - 240	50	5,734,579.89	1.70
241 - 300	2	322,800.00	0.10
301 - 360	2,041	323,945,797.79	95.77
Total:	2,177	$338,239,431.05	100.00%
Weighted Average: 353.4

REMAINING MONTHS TO MATURITY OF THE LOANS

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 180	84	$8,236,253.37	2.44%
181 - 348	52	6,057,379.89	1.79
349 >=	2,041	323,945,797.79	95.77
Total:	2,177	$338,239,431.05	100.00%
Weighted Average: 351.1

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
One	1,686	$249,231,818.67	73.69%
2-4 Unit	194	43,596,570.56	12.89
Pud-Detached	139	21,723,104.31	6.42
Pud-Attached	39	6,020,930.43	1.78
Condo	117	17,477,799.37	5.17
Manufactured Housing	2	189,207.71	0.06
Total:	2,177	$338,239,431.05	100.00%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Primary Residence	2,006	$315,118,943.06	93.16%
Investment Property	160	21,711,167.99	6.42
Second Home	11	1,409,320.00	0.42
Total:	2,177	$338,239,431.05	100.00%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Refinance - Cashout	1,544	$239,672,992.70	70.86%
Purchase	486	79,839,766.35	23.60
Refinance - Rate/Term	147	18,726,672.00	5.54
Total:	2,177	$338,239,431.05	100.00%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of the Loans	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 50.000	67	$7,112,409.44	2.10%
50.001 - 60.000	85	11,528,584.66	3.41
60.001 - 70.000	219	32,537,805.71	9.62
70.001 - 75.000	209	30,983,288.71	9.16
75.001 - 80.000	583	88,752,733.03	26.24
80.001 - 85.000	331	52,095,638.35	15.40
85.001 - 90.000	415	69,413,810.16	20.52
90.001 - 95.000	185	31,471,554.36	9.30
95.001 - 100.000	83	14,343,606.63	4.24
Total:	2,177	$338,239,431.05	100.00%
Weighted Average by Original Balance: 81.34

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
California	525	$109,565,414.68	32.39%
New York	115	25,505,964.97	7.54
Florida	203	24,952,182.81	7.38
Massachusetts	66	13,795,087.69	4.08
Michigan	116	13,276,909.06	3.93
Illinois	80	13,103,249.62	3.87
Texas	143	12,721,881.66	3.76
Washington	56	8,506,113.43	2.51
New Jersey	34	7,743,692.57	2.29
Connecticut	44	7,555,298.18	2.23
Other	795	101,513,636.38	30.01
Total:	2,177	$338,239,431.05	100.00%
Number of States Represented: 47

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Full	1,321	$186,318,879.04	55.08%
Stated	763	136,748,453.61	40.43
Limited	93	15,172,098.40	4.49
Total:	2,177	$338,239,431.05	100.00%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 5.000	6	$906,550.00	0.27%
5.001 - 5.500	45	8,729,618.78	2.58
5.501 - 6.000	153	30,692,680.11	9.07
6.001 - 6.500	296	55,615,197.10	16.44
6.501 - 7.000	508	89,672,523.32	26.51
7.001 - 7.500	363	52,410,791.54	15.50
7.501 - 8.000	327	45,185,262.23	13.36
8.001 - 8.500	227	28,117,535.72	8.31
8.501 - 9.000	140	15,283,433.20	4.52
9.001 - 9.500	56	6,223,038.42	1.84
9.501 - 10.000	30	3,463,916.67	1.02
10.001 - 10.500	13	1,159,092.12	0.34
10.501 - 11.000	7	400,082.97	0.12
11.001 - 11.500	4	250,620.00	0.07
11.501 - 12.000	2	129,088.87	0.04
Total:	2,177	$338,239,431.05	100.00%
Weighted Average: 7.111

MAXIMUM RATES OF THE LOANS

Maximum Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	674	$91,186,656.98	26.96%
11.501 - 12.000	9	1,452,925.00	0.43
12.001 - 12.500	41	7,760,125.80	2.29
12.501 - 13.000	105	21,652,498.59	6.40
13.001 - 13.500	218	40,090,622.95	11.85
13.501 - 14.000	349	63,329,651.06	18.72
14.001 - 14.500	242	37,954,909.08	11.22
14.501 - 15.000	220	33,880,362.01	10.02
15.001 - 15.500	154	21,306,527.65	6.30
15.501 - 16.000	89	10,870,445.53	3.21
16.001 - 16.500	40	5,056,852.06	1.50
16.501 - 17.000	18	2,366,113.61	0.70
17.001 - 17.500	10	954,692.12	0.28
17.501 - 18.000	4	182,678.61	0.05
18.001 - 18.500	3	145,620.00	0.04
18.501 - 19.000	1	48,750.00	0.01
Total:	2,177	$338,239,431.05	100.00%
Weighted Average: 14.108

GROSS MARGINS OF THE LOANS

Gross Margin	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	674	$91,186,656.98	26.96%
0.501 - 1.000	1	147,250.00	0.04
2.501 - 3.000	1	206,000.00	0.06
3.001 - 3.500	2	501,125.00	0.15
5.001 - 5.500	707	119,594,896.34	35.36
5.501 - 6.000	583	95,815,210.04	28.33
6.001 - 6.500	105	15,849,456.77	4.69
6.501 - 7.000	104	14,938,835.92	4.42
Total:	2,177	$338,239,431.05	100.00%
Weighted Average: 5.622

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Next Rate Adjustment Date	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	674	$91,186,656.98	26.96%
2005-11	5	704,898.49	0.21
2005-12	48	7,571,661.62	2.24
2006-01	328	54,453,482.48	16.10
2006-02	1,024	170,181,906.00	50.31
2006-03	34	4,147,725.00	1.23
2006-12	2	413,993.22	0.12
2007-01	9	1,353,029.26	0.40
2007-02	49	7,669,578.00	2.27
2007-03	4	556,500.00	0.16
Total:	2,177	$338,239,431.05	100.00%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	494	$70,764,775.99	20.92%
7 - 12	104	21,510,510.53	6.36
13 - 24	1,079	176,659,710.89	52.23
25 - 36	500	69,304,433.64	20.49
Total:	2,177	$338,239,431.05	100.00%

PRODUCT TYPES OF THE LOANS

Index Type	Number of Loans	Aggregate Remaining Principal Balance	% Of Loans by Remaining Principal Balance
ARM 228	1,439	$237,059,673.59	70.09%
ARM 327	64	9,993,100.48	2.95
Fixed - 10 Year	5	649,503.40	0.19
Fixed - 15 Year	79	7,586,749.97	2.24
Fixed - 20 Year	50	5,734,579.89	1.70
Fixed - 25 Year	2	322,800.00	0.10
Fixed - 30 Year	538	76,893,023.72	22.73
Total:	2,177	$338,239,431.05	100.00%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
AA	1,437	$233,296,593.80	68.97%
A-	214	28,470,265.44	8.42
A+	264	40,232,941.81	11.89
B	138	18,999,738.81	5.62
C	112	15,621,312.68	4.62
C-	12	1,618,578.51	0.48
Total:	2,177	$338,239,431.05	100.00%

LIEN POSITION

Lien Position	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
1	2,177	$338,239,431.05	100.00%
Total:	2,177	$338,239,431.05	100.00%

ABSC SERIES 2004-HE2
GROUP III

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% Loans by Original Principal Balance
<= 25,000	24	$540,510.00	0.24%
25,001 - 50,000	116	4,203,562.00	1.86
50,001 - 75,000	94	6,016,393.00	2.67
75,001 - 100,000	75	6,626,986.00	2.94
100,001 - 125,000	50	5,625,660.00	2.49
125,001 - 150,000	50	6,890,542.00	3.06
150,001 - 175,000	48	7,845,145.00	3.48
175,001 - 200,000	41	7,748,856.00	3.44
200,001 - 250,000	43	9,648,085.00	4.28
250,001 - 300,000	35	9,640,460.00	4.28
300,001 - 400,000	222	80,114,735.00	35.53
400,001 - 500,000	155	70,701,158.00	31.36
500,001 - 600,000	18	9,883,790.00	4.38
Total:	971	$225,485,882.00	100.00%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
<= 25,000	24	$540,204.50	0.24%
25,001 - 50,000	116	4,202,655.55	1.86
50,001 - 75,000	94	6,015,659.29	2.67
75,001 - 100,000	75	6,625,848.23	2.94
100,001 - 125,000	50	5,625,470.83	2.50
125,001 - 150,000	51	7,040,514.82	3.12
150,001 - 175,000	47	7,694,792.30	3.41
175,001 - 200,000	41	7,747,944.89	3.44
200,001 - 250,000	43	9,645,851.91	4.28
250,001 - 300,000	35	9,640,460.00	4.28
300,001 - 400,000	222	80,108,107.78	35.53
400,001 - 500,000	155	70,695,931.42	31.36
500,001 - 600,000	18	9,883,224.64	4.38
Total:	971	$225,466,666.16	100.00%

FICO SCORES

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
500 =	2	$235,700.00	0.10%
501 - 525	63	13,325,718.49	5.91
526 - 550	69	17,021,143.00	7.55
551 - 575	81	20,525,090.56	9.10
576 - 600	106	22,707,996.52	10.07
601 - 625	188	41,357,574.09	18.34
626 - 650	193	41,445,506.88	18.38
651 - 675	134	34,963,709.18	15.51
676 - 700	60	15,799,911.43	7.01
701 - 725	29	6,964,865.00	3.09
726 - 750	24	6,124,185.07	2.72
751 - 775	13	2,887,265.94	1.28
776 - 800	8	2,039,000.00	0.90
801 - 825	1	69,000.00	0.03
Total:	971	$225,466,666.16	100.00%
Weighted Average: 621.5

ORIGINAL TERM TO MATURITY OF THE LOANS

Original Term	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
121 - 180	14	$919,782.49	0.41%
181 - 240	205	11,093,421.47	4.92
301 - 360	752	213,453,462.20	94.67
Total:	971	$225,466,666.16	100.00%
Weighted Average: 353.4

REMAINING MONTHS TO MATURITY OF THE LOANS

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 180	14	$919,782.49	0.41%
181 - 348	205	11,093,421.47	4.92
349 >=	752	213,453,462.20	94.67
Total:	971	$225,466,666.16	100.00%
Weighted Average: 351.0

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
One	747	$168,207,684.68	74.60%
2-4 Unit	48	14,058,718.52	6.24
Condo	42	7,352,914.11	3.26
Pud-Detached	113	32,378,984.10	14.36
Pud-Attached	21	3,468,364.75	1.54
Total:	971	$225,466,666.16	100.00%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Primary Residence	927	$215,334,183.52	95.51%
Investment Property	41	9,090,402.64	4.03
Second Home	3	1,042,080.00	0.46
Total:	971	$225,466,666.16	100.00%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Refinance - Cashout	549	$144,027,804.10	63.88%
Purchase	380	73,346,014.60	32.53
Refinance - Rate/Term	42	8,092,847.46	3.59
Total:	971	$225,466,666.16	100.00%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of the Loans	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 50.000	232	$13,827,447.29	6.13%
50.001 - 60.000	22	6,863,990.30	3.04
60.001 - 70.000	78	22,542,588.90	10.00
70.001 - 75.000	71	19,666,079.66	8.72
75.001 - 80.000	228	60,387,008.62	26.78
80.001 - 85.000	92	25,610,036.01	11.36
85.001 - 90.000	149	45,994,344.87	20.40
90.001 - 95.000	59	18,876,164.34	8.37
95.001 - 100.000	40	11,699,006.17	5.19
Total:	971	$225,466,666.16	100.00%
Weighted Average by Original Balance: 78.60

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
California	386	$114,417,993.71	50.75%
New York	54	16,146,899.03	7.16
Florida	56	10,726,507.94	4.76
Virginia	28	7,316,392.91	3.24
Texas	34	6,558,116.55	2.91
Illinois	30	6,343,995.68	2.81
Washington	41	6,068,816.71	2.69
Massachusetts	19	5,264,406.00	2.33
Nevada	17	5,218,535.14	2.31
Maryland	22	4,956,945.22	2.20
Other	284	42,448,057.27	18.83
Total:	971	$225,466,666.16	100.00%
Number of States Represented: 46

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Full	518	$106,352,353.68	47.17%
Stated	399	104,853,690.67	46.51
Limited	54	14,260,621.81	6.32
Total:	971	$225,466,666.16	100.00%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 5.000	11	$4,227,974.05	1.88%
5.001 - 5.500	38	13,467,719.49	5.97
5.501 - 6.000	81	28,536,296.34	12.66
6.001 - 6.500	145	45,711,106.46	20.27
6.501 - 7.000	172	52,564,931.00	23.31
7.001 - 7.500	100	29,218,989.67	12.96
7.501 - 8.000	101	21,888,984.40	9.71
8.001 - 8.500	54	10,997,730.37	4.88
8.501 - 9.000	43	6,021,532.68	2.67
9.001 - 9.500	52	3,154,941.67	1.40
9.501 - 10.000	102	5,942,734.64	2.64
10.001 - 10.500	37	1,853,455.89	0.82
10.501 - 11.000	30	1,606,469.50	0.71
11.001 - 11.500	2	97,400.00	0.04
11.501 - 12.000	3	176,400.00	0.08
Total:	971	$225,466,666.16	100.00%
Weighted Average: 6.923

MAXIMUM RATES OF THE LOANS

Maximum Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	314	$44,234,049.40	19.62%
11.501 - 12.000	10	3,791,974.05	1.68
12.001 - 12.500	29	10,106,337.00	4.48
12.501 - 13.000	59	20,283,240.34	9.00
13.001 - 13.500	125	37,682,859.69	16.71
13.501 - 14.000	154	46,011,658.12	20.41
14.001 - 14.500	85	24,387,840.55	10.82
14.501 - 15.000	95	20,756,990.55	9.21
15.001 - 15.500	52	10,475,780.37	4.65
15.501 - 16.000	27	5,064,982.70	2.25
16.001 - 16.500	11	1,319,741.73	0.59
16.501 - 17.000	9	1,234,411.66	0.55
17.001 - 17.500	1	116,800.00	0.05
Total:	971	$225,466,666.16	100.00%
Weighted Average: 13.829

GROSS MARGINS OF THE LOANS

Gross Margin	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	313	$43,798,049.40	19.43%
3.001 - 3.500	1	376,800.00	0.17
5.001 - 5.500	303	86,097,919.70	38.19
5.501 - 6.000	291	81,086,850.20	35.96
6.001 - 6.500	30	7,482,124.55	3.32
6.501 - 7.000	32	6,537,922.31	2.90
8.001 - 8.500	1	87,000.00	0.04
Total:	971	$225,466,666.16	100.00%
Weighted Average: 5.602

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Next Rate Adjustment Date	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	313	$43,798,049.40	19.43%
2005-10	1	97,820.62	0.04
2005-11	1	399,537.66	0.18
2005-12	22	6,220,454.65	2.76
2006-01	157	43,782,205.59	19.42
2006-02	449	123,302,503.00	54.69
2006-03	14	3,538,200.00	1.57
2006-12	1	351,696.93	0.16
2007-01	3	1,016,198.31	0.45
2007-02	10	2,960,000.00	1.31
Total:	971	$225,466,666.16	100.00%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	239	$50,039,804.65	22.19%
7 - 12	48	13,475,748.70	5.98
13 - 24	567	134,043,981.87	59.45
25 - 36	117	27,907,130.94	12.38
Total:	971	$225,466,666.16	100.00%

PRODUCT TYPES OF THE LOANS

Index Type	Number of Loans	Aggregate Remaining Principal Balance	% Of Loans by Remaining Principal Balance
ARM 228	644	$177,340,721.52	78.65%
ARM 327	14	4,327,895.24	1.92
Fixed - 15 Year	14	919,782.49	0.41
Fixed - 20 Year	205	11,093,421.47	4.92
Fixed - 30 Year	94	31,784,845.44	14.10
Total:	971	$225,466,666.16	100.00%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
AA	722	$165,732,698.82	73.51%
A-	68	18,084,562.97	8.02
A+	108	26,167,347.77	11.61
B	41	9,335,645.29	4.14
C	32	6,146,411.31	2.73
Total:	971	$225,466,666.16	100.00%

LIEN POSITION

Lien Position	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
1	751	$214,489,218.87	95.13%
2	220	10,977,447.29	4.87
Total:	971	$225,466,666.16	100.00%